UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04448

UBS Master Series, Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Item 1.  Reports to Stockholders.

Money Market Funds

UBS Money Market Fund

Annual Report
February 28, 2011

UBS Money Market Fund

April 14, 2011

Dear Shareholder,

We present you with the annual report for UBS Money Market Fund (the "Fund") for the 12 months ended February 28, 2011.

Performance

While the US economy continued to expand, continued elevated unemployment caused the Federal Reserve Board (the "Fed") to maintain the federal funds rate at a historically low range of between 0% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This caused the yields of the securities in which the Fund invests to remain extremely low, which, in turn, impacted the Fund's yield.

The seven-day current yield for the Fund's Class A shares as of February 28, 2011, was 0.01%—the same as what it was one year prior, on February 28, 2010 (after fee waivers and/or expense reimbursements for both periods). (Yields for all share classes over various time periods are shown in "Performance and portfolio characteristics at a glance" on page 7.)

An interview with Portfolio Manager Robert Sabatino

Q.  How would you describe the economic environment during the reporting period?

A.  Although the overall US economy expanded during the reporting period, there continued to be several areas of weakness. These included elevated unemployment levels and a weak housing market, which held back a more robust expansion.

  Looking back, gross domestic product ("GDP") growth was 3.7% during the first quarter of 2010, followed by second and third quarter GDP growth of 1.7% and 2.6%, respectively. On March 25, 2011, after the

UBS Money Market Fund

Investment goal:

Maximum current income consistent with liquidity and conservation of capital

Portfolio Manager:

Robert Sabatino
UBS Global Asset Management (Americas) Inc.

Commencement:

Class A—July 1, 1991
Class B—September 26, 1986
Class C—July 14, 1992

Dividend payments:

Monthly

UBS Money Market Fund

Fund's reporting period had ended, the Commerce Department announced that fourth quarter 2010 GDP growth had been 3.1%. The US economy has now expanded for six consecutive quarters.

Q.  How did the Federal Reserve Board (the "Fed") react to the economic environment?

A.  Despite the economy's ongoing growth, the Fed remained concerned about continued high unemployment levels. As a result, as we have already noted, the Fed maintained its highly accommodative monetary policy. At its meeting in March 2010, the Fed stated that "the Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery and to return inflation, over time, to levels consistent with its mandate."

  Given this statement, it was no surprise when the Fed took additional action in November 2010, in an attempt to stimulate the economy. Saying that "the pace of recovery in output and employment continues to be slow," the Fed launched another round of quantitative easing that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

Q.  How did you position the Fund over the fiscal year?

A.  We tactically adjusted the Fund's weighted average maturity (or "WAM," which is the average duration of the securities in the portfolio) during the fiscal year. At the start of the period, the Fund's WAM was 38 days. We later moved to extend it in order to generate incremental yield. As of February 28, 2011, the Fund's WAM was 46 days.

Q.  What level of portfolio diversification did you maintain during the reporting period?

A.  At the issuer level, we maintained a greater-than-usual level of diversification over the 12-month period by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic environment improved over the period, however, we slightly increased our single issuer exposure, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting

UBS Money Market Fund

period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Q.  What types of securities did you emphasize over the period?

A.  In terms of securities, we increased the Fund's exposure to US government and agency obligations and certificates of deposit, as well as slightly raising its allocation to commercial paper. In contrast, we reduced the Fund's exposure to repurchase agreements over the 12-month period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.  What factors do you believe will affect the Fund over the coming months?

A.  We expect that the US economy, which has surprised investors with its resiliency in 2010, will also surprise positively in 2011. We believe two forces will likely shape the macro picture in 2011: first, the global industrial cycle is reaccelerating after a brief dip, and this cyclical upswing will likely be an important driver for the financial markets; second, the recovery appears to be on the threshold of moving from a rebound phase to an expansion phase, as suggested by recent movements of global risk appetite. In addition, accommodative Fed monetary policy could further support the solid foundation for broader and more sustainable growth.

Q.  How have regulatory actions impacting money market funds affected how you manage the Fund?

A.  In 2010, the US Securities and Exchange Commission ("SEC") adopted rule amendments designed to strengthen the regulations governing money market funds. The amendments imposed new liquidity, credit quality, and maturity limits. They also enhanced disclosure requirements. Beginning on October 7, 2010, the Fund began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. Also, beginning January 31, 2011, the Fund began including a link on UBS's Web site to more detailed Fund information appearing in filings with the SEC on Form N-MFP. This information is available on UBS's Web site at the following

UBS Money Market Fund

Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President UBS Money Market Fund Managing Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Money Market Fund Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended February 28, 2011. The views and opinions in the letter were current as of April 14, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Money Market Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including contingent deferred sales charges; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2010 to February 28, 2011.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

UBS Money Market Fund

Understanding your Fund's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as contingent deferred sales charges. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2010	Ending account value[1] February 28, 2011	Expenses paid during period[2] 09/01/10 to 02/28/11	Expense ratio during the period
Class A	Actual	$1,000.00	$1,000.10	$1.24	0.25%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.25
Class B	Actual	1,000.00	1,000.10	1.24	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.25
Class C	Actual	1,000.00	1,000.10	1.24	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.25

1  "Actual—Ending account value" may not be reflective of a shareholder's actual investment experience during periods of very low interest rates. While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

2  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS Money Market Fund

Performance and portfolio characteristics at a glance (unaudited)

Seven-day current yield[1]	02/28/11	08/31/10	02/28/10
Class A shares	0.01%	0.01%	0.01%
Class B shares	0.01	0.01	0.02
Class C shares	0.01	0.01	0.01
Characteristics	02/28/11	08/31/10	02/28/10
Weighted average maturity[2]	46 days	39 days	38 days
Average credit quality	First tier	First tier	First tier
Net assets (mm)	$14.8	$19.3	$27.0
Portfolio composition[3]	02/28/11	08/31/10	02/28/10
Commercial paper	38.0%	47.4%	37.9%
Repurchase agreements	36.6	37.7	39.5
US government and agency obligations	29.0	15.5	22.8
Certificate of deposit	1.7	—	—
Short-term corporate obligation	—	2.6	—
Other assets less liabilities	(5.3)	(3.2)	(0.2)
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Fund is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

An investment in UBS Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS Money Market Fund

Statement of net assets—February 28, 2011

	Face amount	Value
US government and agency obligations—28.96%
Federal Farm Credit Bank
0.510%, due 05/12/11[1]	$480,000	$479,510
Federal Home Loan Bank
0.270%, due 03/30/11[2]	250,000	250,000
0.500%, due 05/17/11[1]	250,000	249,733
0.210%, due 08/04/11[1]	500,000	499,545
0.260%, due 11/23/11	150,000	149,963
Federal Home Loan Mortgage Corp.*
0.230%, due 04/05/11[1]	500,000	499,888
Federal National Mortgage Association*
0.230%, due 03/01/11[1]	250,000	250,000
0.130%, due 04/15/11[1]	500,000	499,919
US Treasury Bills
0.141%, due 03/24/11[1]	250,000	249,978
US Treasury Notes
4.875%, due 04/30/11	250,000	251,886
1.000%, due 10/31/11	250,000	251,320
4.750%, due 01/31/12	250,000	260,208
0.875%, due 02/29/12	250,000	251,280
4.500%, due 03/31/12	150,000	156,744
Total US government and agency obligations (cost—$4,299,974)		4,299,974
Certificate of deposit—1.68%
Banking-non-US—1.68%
BNP Paribas SA
0.610%, due 05/16/11 (cost—$250,136)	250,000	250,136
Commercial paper[1]—38.04%
Asset backed-miscellaneous—13.47%
Chariot Funding LLC
0.260%, due 05/18/11	250,000	249,859
Fairway Finance Co. LLC
0.270%, due 03/10/11	500,000	499,966
Jupiter Secturitization Co. LLC
0.250%, due 03/08/11	250,000	249,988

UBS Money Market Fund

Statement of net assets—February 28, 2011

	Face amount	Value
Commercial paper[1]—(concluded)
Asset backed-miscellaneous—(concluded)
Liberty Street Funding LLC
0.270%, due 03/15/11	$500,000	$499,948
Market Street Funding LLC
0.270%, due 04/18/11	250,000	249,910
Windmill Funding Corp.
0.240%, due 03/09/11	250,000	249,987
		1,999,658
Asset backed-security—3.37%
Grampian Funding LLC
0.330%, due 03/16/11	500,000	499,931
Banking-non-US—11.78%
ANZ National International Ltd.
0.330%, due 05/09/11	500,000	499,684
Banque et Caisse d'Epargne de L'Etat
0.270%, due 04/21/11	250,000	249,904
Commonwealth Bank of Australia
0.280%, due 03/08/11	500,000	499,973
Royal Bank of Canada
0.240%, due 04/11/11	500,000	499,863
		1,749,424
Banking-US—6.73%
Deutsche Bank Financial LLC
0.270%, due 03/04/11	250,000	249,994
ING (US) Funding LLC
0.290%, due 04/26/11	250,000	249,887
Nordea N.A., Inc.
0.280%, due 03/15/11	500,000	499,946
		999,827
Beverage/bottling—2.69%
Coca-Cola Co.
0.250%, due 03/08/11	400,000	399,981
Total commercial paper (cost—$5,648,821)		5,648,821

UBS Money Market Fund

Statement of net assets—February 28, 2011

	Face amount	Value
Repurchase agreements—36.64%
Repurchase agreement dated 02/28/11 with Barclays Bank PLC, 0.180% due 03/01/11, collateralized by $3,105,000 Federal National Mortgage Association obligations, 0.750% due 12/18/13; (value—$3,060,655); proceeds: $3,000,015	$3,000,000	$3,000,000
Repurchase agreement dated 02/28/11 with Deutsche Bank Securities, Inc., 0.180% due 03/01/11, collateralized by $2,450,000 Federal Home Loan Bank obligations, 2.350% due 12/21/15; (value—$2,449,543); proceeds: $2,400,012	2,400,000	2,400,000
Repurchase agreement dated 02/28/11 with State Street Bank & Trust Co., 0.010% due 03/01/11, collateralized by $41,769 US Treasury Bonds, 4.500% due 08/15/39; (value—$41,821); proceeds: $41,000	41,000	41,000
Total repurchase agreements (cost—$5,441,000)		5,441,000
Total investments (cost—$15,639,931 which approximates cost for federal income tax purposes)—105.32%		15,639,931
Liabilities in excess of other assets—(5.32)%		(790,051)
Net assets (applicable to 11,268,642; 37,977 and 3,541,093 shares of common stock outstanding of Class A, Class B and Class C, respectively, each equivalent to $1.00 per share)—100.00%		$14,849,880

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of February 28, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

UBS Money Market Fund

Statement of net assets—February 28, 2011

The following is a summary of the fair valuations according to the inputs used as of February 28, 2011 in valuing the Fund's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$4,299,974	$—	$4,299,974
Certificate of deposit	—	250,136	—	250,136
Commercial paper	—	5,648,821	—	5,648,821
Repurchase agreements	—	5,441,000	—	5,441,000
Total	$—	$15,639,931	$—	$15,639,931

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	87.2%
Australia	3.2
Canada	3.2
New Zealand	3.2
France	1.6
Luxembourg	1.6
Total	100.0%

Weighted average maturity—46 days

See accompanying notes to financial statements

UBS Money Market Fund

Statement of operations

For the year ended February 28, 2011
Investment income:
Interest	$53,169
Expenses:
Professional fees	111,507
Investment advisory and administration fees	100,495
Service fees—Class A	39,217
Service and distribution fees—Class B	1,019
Service and distribution fees—Class C	32,072
State registration fees	44,893
Reports and notices to shareholders	41,053
Transfer agency and related services fees—Class A	12,260
Transfer agency and related services fees—Class B	401
Transfer agency and related services fees—Class C	4,015
Directors' fees	12,425
Custody and accounting fees	2,685
Insurance fees	895
Other expenses	12,644
415,581
Less: Fee waivers and/or expense reimbursements by investment advisor and administrator	(364,723)
Net expenses	50,858
Net investment income/net increase in net assets resulting from operations	$2,311

See accompanying notes to financial statements

UBS Money Market Fund

Statement of changes in net assets

	For the years ended February 28,
	2011	2010
From operations:
Net investment income	$2,311	$32,009
Dividends and distributions to shareholders from:
Net investment income—Class A	(1,797)	(30,075)
Net investment income—Class B	(18)	(61)
Net investment income—Class C	(496)	(1,873)
Net realized gain—Class A	—	(2,275)
Net realized gain—Class B	—	(32)
Net realized gain—Class C	—	(529)
Total dividends and distributions to shareholders	(2,311)	(34,845)
Net decrease in net assets from capital share transactions	(12,179,043)	(24,896,803)
Capital contribution	98	—
Net decrease in net assets	(12,178,945)	(24,899,639)
Net assets:
Beginning of year	27,028,825	51,928,464
End of year	$14,849,880	$27,028,825
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS Money Market Fund

Financial highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

	Class A
	Years ended February 28 or 29,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.001	0.011	0.040	0.039
Net realized gains	—	—	0.000[1]	0.000[1]	—
Dividends from net investment income	(0.000)[1]	(0.001)	(0.011)	(0.040)	(0.039)
Distributions from net realized gain	—	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.001)	(0.011)	(0.040)	(0.039)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.10%	1.13%	4.07%	3.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor and administrator	1.95%	1.46%	1.50%	1.97%	1.74%
Expenses after fee waivers and/or expense reimbursements by investment advisor and administrator	0.25%	0.21%	0.50%	0.95%	1.17%
Net investment income	0.01%	0.11%	0.94%	3.86%	4.10%
Supplemental data:
Net assets, end of year (000's)	$11,273	$21,651	$37,478	$19,346	$20,469

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements

	Class B
	Years ended February 28 or 29,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.006	0.035	0.034
Net realized gains	—	—	0.000[1]	0.000[1]	—
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.006)	(0.035)	(0.034)
Distributions from net realized gain	—	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.006)	(0.035)	(0.034)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.02%	0.62%	3.55%	3.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor and administrator	2.62%	2.04%	2.06%	2.65%	2.36%
Expenses after fee waivers and/or expense reimbursements by investment advisor and administrator	0.26%	0.33%	1.04%	1.45%	1.92%
Net investment income	0.01%	0.01%	0.45%	3.42%	3.24%
Supplemental data:
Net assets, end of year (000's)	$38	$240	$1,218	$605	$521

UBS Money Market Fund

Financial highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

	Class C
	Years ended February 28 or 29,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.006	0.035	0.033
Net realized gains	—	—	0.000[1]	0.000[1]	—
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.006)	(0.035)	(0.033)
Distributions from net realized gain	—	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.006)	(0.035)	(0.033)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.03%	0.62%	3.56%	3.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor and administrator	2.48%	1.95%	2.01%	2.41%	2.36%
Expenses after fee waivers and/or expense reimbursements by investment advisor and administrator	0.25%	0.32%	1.02%	1.45%	1.78%
Net investment income	0.01%	0.02%	0.42%	3.26%	3.45%
Supplemental data:
Net assets, end of year (000's)	$3,539	$5,138	$13,232	$5,377	$1,835

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements

UBS Money Market Fund

Notes to financial statements

Organization and significant accounting policies

UBS Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end series investment company which currently offers one series, which is diversified: UBS Money Market Fund (the "Fund"). The Fund's investment objective is to provide maximum current income consistent with liquidity and conservation of capital.

The Fund currently offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance, which varies depending upon the amount invested. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM—US") or certain of its affiliates serve as principal underwriter.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The

UBS Money Market Fund

Notes to financial statements

Fund's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund's Statement of net assets.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases,

UBS Money Market Fund

Notes to financial statements

sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

UBS Money Market Fund

Notes to financial statements

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

Investment advisor and administrator

The Fund's Board of Directors has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets.

UBS Money Market Fund

Notes to financial statements

UBS Global AM has voluntarily undertaken to waive a portion of its investment advisory and administration fees and/or reimburse expenses so that the Fund's total ordinary annual operating expenses through June 30, 2011 (excluding interest expense, if any) will not exceed the following annualized rates: Class A, 0.95%; Class B, 1.45%; and Class C, 1.45%. In addition, UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the year ended February 28, 2011, UBS Global AM voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $364,723. At February 28, 2011, UBS Global AM owed the Fund $40,922, net of fee waivers/expense reimbursements.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended February 28, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $6,168,797. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

UBS Money Market Fund

Notes to financial statements

Service and distribution plans

UBS Global AM—(US) is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM—(US) monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 28, 2011, the Fund owed UBS Global AM—(US) $4,486 for distribution and service fees.

UBS Global AM—(US) also receives the proceeds of the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM—(US) has informed the Fund that for the year ended February 28, 2011, it earned $549 in deferred sales charges on Class B shares.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and was compensated for these services by BNY Mellon, not the Fund.

For the year ended February 28, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $10,743 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives

UBS Money Market Fund

Notes to financial statements

compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund's lending agent. At February 28, 2011, the Fund did not have any securities on loan.

Other liabilities and components of net assets

At February 28, 2011, the Fund had the following liabilities outstanding:

Payable for shares repurchased	$624,104
Payable for investments purchased	159,581
Dividends payable to shareholders	51
Other accrued expenses*	63,891

*Excludes investment advisory and administration fees and service and distribution fees.

At February 28, 2011, the components of net assets consisted of accumulated paid in capital of $14,849,880.

Capital contribution from investment advisor and administrator

On January 5, 2011, the Fund recorded a capital contribution from UBS Global AM in the amount of $98. This amount was paid in order to reduce a deviation of Class B's net asset value from $1.00 per share as a result of a large Class B share redemption. The contribution was not required in order to maintain the stable net asset value per share but was made to eliminate the differential between the amortized cost value of Class B shares and the target value, thereby reducing the risk that subsequent Class B shareholder transaction activity could widen that differential.

Capital stock

There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion are allocated to the Fund as follows: 330 million shares each of Class A and Class B common stock and 340 million shares of Class C common stock.

UBS Money Market Fund

Notes to financial statements

Transactions in shares of common stock, at $1.00 per share, were as follows:

	Class A		Class B
	For the year ended February 28, 2011	For the year ended February 28, 2010	For the year ended February 28, 2011	For the year ended February 28, 2010
Shares exchanged into Fund	4,674,075	9,225,425	4,309	199,554
Shares repurchased or exchanged out of Fund	(15,162,342)	(25,682,675)	(98,012)	(577,997)
Shares converted from Class B to Class A	108,404	599,864	(108,404)	(599,864)
Dividends reinvested	1,619	32,473	14	82
Net decrease in shares outstanding	(10,378,244)	(15,824,913)	(202,093)	(978,225)

	Class C
	For the year ended February 28, 2011	For the year ended February 28, 2010
Shares exchanged into Fund	1,856,120	2,798,797
Shares repurchased or exchanged out of Fund	(3,455,235)	(10,894,649)
Dividends reinvested	409	2,187
Net decrease in shares outstanding	(1,598,706)	(8,093,665)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

UBS Money Market Fund

Notes to financial statements

The tax character of distributions paid to shareholders by the Fund during the fiscal year ended February 28, 2011 and the fiscal year ended February 28, 2010 was ordinary income.

At February 28, 2011, the Fund had no accumulated net earnings on a tax basis.

As of and during the year ended February 28, 2011, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended February 28, 2011, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended February 28, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS Money Market Fund

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
UBS Money Market Fund

We have audited the accompanying statement of net assets of UBS Money Market Fund (the sole series comprising UBS Master Series, Inc.) (the "Fund"), as of February 28, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Money Market Fund at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of

UBS Money Market Fund

the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
April 26, 2011

UBS Money Market Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS Money Market Fund

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund's Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

UBS Money Market Fund

Supplemental information (unaudited)

Interested Directors

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg††; 69 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Barry Mandinach*†††; 54	Director/ Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Money Market Fund

Supplemental information (unaudited)

UBS Money Market Fund

Supplemental information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Richard Q. Armstrong; 75 c/o Keith A. Weller, Assistant Fund Secretary, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director); since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). In addition from 1982 through 1995, Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Money Market Fund

Supplemental information (unaudited)

UBS Money Market Fund

Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a member of the board of Premier American Bank N.A. (since January 2010).

Richard R. Burt; 64 McLarty Associates 900 17th Street NW, 18th floor Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

UBS Money Market Fund

Supplemental information (unaudited)

UBS Money Market Fund

Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 51 255 E. 49 th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Money Market Fund

Supplemental information (unaudited)

UBS Money Market Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy Osborn*; 44	Vice President	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino**; 37	Vice President	Since 2001	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money market (since 2008), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of 6 investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each director holds office for an indefinite term. Officers are appointed by the directors and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

†††  Mr. Mandinach is deemed an "interested person" of the Fund as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

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Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt Meyer Feldberg	Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Advisor and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended February 28, 2011 and February 28, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $31,500 and $31,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended February 28, 2011 and February 28, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,527 and $3,783, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) review of the consolidated 2009 and 2008 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended February 28, 2011 and February 28, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $11,750 and $13,050, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended February 28, 2011 and February 28, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through December 2010)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                 Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2011 and February 28, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2011 and February 28, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2011 and February 28, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2011 and February 28, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2011 and February 28, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2011 and February 28, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended February 28, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended February 28, 2011 and February 28, 2010, the aggregate fees billed by E&Y of $245,277 and $1,112,862, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$15,277	$16,833
Non-Covered Services	230,000	1,096,029

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Master Series, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 9, 2011